SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                               September 10, 2002

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                   000-23961                  41-1810301
(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                           Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)



                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item 7.        Financial Statements and Exhibits

      Ex. 20a       Series 1997-2 August Certificateholders' Statement

      Ex. 20b       Series 1999-1 August Securityholder's  Statement

      Ex. 20c       Series 1999-2 August Securityholder's Statement

      Ex. 20d       Series 1999-3 August Securityholder's Statement

      Ex. 20e       Series 2000-1 August Securityholders's Statement

      Ex. 20f       Series 2000-2 August Securityholder's Statement

      Ex. 20g       Series 2000-3 August Securityholder's Statement

      Ex. 20h       Series 2001-1 August Securityholder's Statement

      Ex. 20i       Series 2001-2 August Securityholder's Statement

      Ex. 20j       Series 2001-3 August Securityholder's Statement

      Ex. 20k       Series 2001-4 August Securityholder's Statement

       Ex. 20l      Series 2002-3 August Securityholder's Statement

       Ex. 20m      Series 2002-4 August Securityholder's Statement

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS RECEIVABLES, INC.


                                     By:     /s/ Ralph A. Than
                                             Ralph A. Than
                                             Senior Vice President, Treasurer
Dated:  September 10, 2002